UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-22172
Exact name of registrant as specified in charter:	World Funds Trust
Address of principal executive offices:	8730 Stony Point Parkway, Suite 205
Richmond, VA 23235
Name and address of agent for service:	The Corporation Trust Co.,
Corporation Trust Center,
1209 Orange St.,
Wilmington, DE 19801

With Copy to:

Practus, LLP
11300 Tomahawk Creek Parkway, Ste. 310
Leawood, KS 66211
Registrant’s telephone number, including area code:	(804) 267-7400
Date of fiscal year end:	March 31
Date of reporting period:	September 30, 2021
Item #1. Reports to Stockholders.

INDEX	Perkins Discovery Fund

SEMI-ANNUAL
REPORT

For the Six Months Ended September 30, 2021 (unaudited)

Perkins Discovery Fund

Perkins Discovery Fund

Important Disclosure Statement

The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read and considered carefully before investing. The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. You may obtain a current copy of the Fund’s prospectus by calling 1-800-673-0550. Distributed by First Dominion Capital Corp., Richmond, VA.

Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-673-0550. Information provided with respect to the Fund’s Portfolio Holdings, Sector Weightings, Number of Holdings and Expense Ratios are as of September 30, 2021 and are subject to change at any time.

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Perkins Discovery Fund

Letter to Shareholders

October 15, 2021

Dear Shareholders:

The fiscal six-month period ended September 30, 2021 performance was down slightly for the Perkins Discovery Fund (the “Fund”) and micro-cap stocks in general. The Fund finished the six-month period with a return of -1.69% versus -1.70% for the Wilshire US Micro-Cap Index, 9.07% for the NASDAQ Composite Index and 8.42% for the S&P® 500 Index. Micro-cap stocks, overall, underperformed large-cap stocks as represented by the S&P 500 and the NASDAQ Composite Indices.

At the Perkins Discovery Fund, we follow a bottom-up approach, using both fundamental and technical chart analysis to find new investment opportunities one by one and to monitor our current holdings. During the six-month period, the Fund acquired one new holding, disposed of two and sold parts of others, to satisfy redemptions. As a result, the Fund’s portfolio went from 41 holdings to 40. The Fund started the period with 83.5% invested in equities and ended with 91.2% invested in equities.

The Fund’s three best gaining stocks for the six-month period were OptimizeRx Corp, Perficient, Inc. and Fluidigm Corp. OptimizeRx, growing at a nearly 50% rate over the last five years, engages with physicians and patients through its proprietary point-of-care network with over 300 Electronic Health Record systems to deliver treatment, pharmaceutical and therapy compliance information. Perficient is a provider of information technology consulting and services to Global 2000 companies that has been a steady grower over the past three years that the Fund has owned it. Fluidigm, a leader in mass cytometry and microfluidics with its proprietary CyTOF technology, provides biotechnology tools to leading academic, government, pharmaceutical, biotechnology, and plant and animal research laboratories worldwide. We expect their future growth to be driven by increasing research in genomics, cancer, immunology, and immunotherapy.

The Fund’s three worst declining stocks for the period were Magnite, Inc., Inuvo, Inc. and Rockwell Medical, Inc. Magnite is a cloud-based automated advertising platform used by publishers and advertisers to purchase and sell digital advertising, enabling them to reach consumers on the internet and on Connected TV. Magnite had a pullback during the last six months after a sharp advance in the prior six months. Inuvo, which provides AI-driven eCommerce solutions through its patented IntentKey product also declined during the period after advancing last year. Rockwell Medical, a long-term holding, has undergone a restructuring with new management over the past several years. They have

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Perkins Discovery Fund

Letter to Shareholders - continued

several products for treating iron deficiency anemia and are in the process of launching their iron maintenance products for dialysis patients.

The table below shows the Fund’s performance for various periods ended September 30, 2021.

Annualized Total Return	Perkins Discovery Fund	Wilshire US Micro-Cap Index	NASDAQ Composite Index	S&P 500® Index
Since 4-9-98 Inception	12.71%	8.40%	9.23%	5.94%
Fifteen Year	10.48%	7.31%	13.17%	8.12%
Ten Year	13.26%	13.61%	19.59%	14.30%
Five Year	26.18%	12.53%	22.16%	14.72%
Three Year	21.27%	10.46%	21.55%	13.92%
One Year	77.34%	66.42%	29.38%	28.09%

Please note that performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-366-8361. The Fund imposes a 1.00% redemption fee on shares held less than 45 days. Performance data does not reflect the redemption fee. If it had, the return would be reduced.

Despite the COVID-19 pandemic, 2020 was a very strong year for small-cap stocks and the market in general. This continued well into the first quarter of 2021. Since then, the Fund and small-cap stocks have been in a correction, moving sideways, while large-caps moved higher into early September. Overall, the market has been quite resilient despite the looming US debt limit, the threat of the Fed’s reduction in Quantitative Easing and the COVID resurgence. Now the adults that are willing to be vaccinated have been and we are moving forward with vaccinations for younger people. We expect the economy to continue to grow and once the current market correction has run its course, we hope that the advance will resume. For now, we remain in a “stock pickers” market.

We cannot control the action of the market; however, we will continue to choose and invest in stocks that we believe can do well over the long-term using our same bottom-up selection process of looking for small companies that are benefiting from positive change. And, of course, we continue to monitor the Fund’s holdings. Some of these will reach levels where they will be sold, even though they may continue to be good companies. Others will not work out in the way we anticipated

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Perkins Discovery Fund

Letter to Shareholders - continued

and will be candidates to be sold. Both will be replaced with new ideas, as part of an ongoing process. We believe the Perkins Discovery Fund is well positioned in micro-cap growth stocks that hold significant promise for the future.

Thank you for your continued support.

Sincerely,

Richard C. Perkins, C.F.A. President	Daniel S. Perkins, C.F.A. Chief Operating Officer

Opinions expressed above are those of Richard C. Perkins and Daniel S. Perkins and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Small company investing involves additional risks such as limited liquidity and greater volatility. The Fund invests in micro-cap and early-stage companies which tend to be more volatile and somewhat more speculative than investments in more established companies. As a result, investors considering an investment in the Fund should consider their ability to withstand the volatility of the Fund’s net asset value associated with the risks of the portfolio.

The S&P 500® Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general and the NASDAQ Composite Index is a market capitalization-weighted index that is designed to represent the performance of the National Market System, which includes over 5,000 stocks traded only over-the-counter and not on an exchange. The Dow Jones Wilshire US Micro-Cap Index is formed by taking the 2,500 smallest companies, as measured by Market Capitalization of the Dow Jones Wilshire 5000 Index. One cannot invest directly in an index. Please refer to the schedule of investments for more information regarding Fund holdings. Fund holdings are subject to change and are not recommendations to buy or sell any security.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Must be preceded or accompanied by a prospectus. Please read it carefully before investing.

The Fund is distributed by First Dominion Capital Corp. (11/21)

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Perkins Discovery Fund

Portfolio Compositionas of September 30, 2021 (unaudited)

Holdings by Industry/Asset Class	% of Net Assets
Common Stocks:
Health Care Drugs/Services	17.54%
Health Care Supplies	16.30%
Information Technology	15.18%
Health Care Technology	12.33%
Health Care Support	9.62%
Health Care Manufacturing	7.08%
Consumer Discretionary	6.13%
Software Services	5.94%
Industrial	2.68%
Financials	2.18%
Short Term Investment	5.31%
100.29%

See Notes to Financial Statements

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Perkins Discovery Fund

Schedule of InvestmentsSeptember 30, 2021 (unaudited)

	Shares	Fair Value
COMMON STOCKS – 94.98%

CONSUMER DISCRETIONARY – 6.13%
iMedia Brands, Inc.*	56,000	$322,000
Magnite, Inc.*	20,000	560,000
Perion Network Ltd.*	26,500	459,245
		1,341,245

FINANCIALS – 2.18%
FlexShopper, Inc.*	153,500	477,385

HEALTH CARE DRUGS/SERVICES – 17.54%
ANI Pharmaceuticals, Inc.*	12,650	415,173
NeoGenomics, Inc.*	22,000	1,061,280
Paratek Pharmacetuticals, Inc.*	62,500	303,750
Sharps Compliance Corp.	25,000	206,750
Veracyte, Inc.*	21,500	998,675
Vericel Corp.*	17,500	854,000
		3,839,628

HEALTH CARE MANUFACTURING – 7.08%
AtriCure, Inc.*	15,000	1,043,250
Fluidigm Corp.*	77,000	507,430
		1,550,680

HEALTH CARE SUPPLIES – 16.30%
Antares Pharma, Inc.*	125,000	455,000
Axogen, Inc.*	32,500	513,500
Biolase, Inc.*	475,000	303,668
BioLife Solutions, Inc.*	16,500	698,280
Cardiovascular Systems, Inc.*	17,000	558,110
Cryoport, Inc.*	10,000	665,100
Exagen Inc.*	27,500	374,000
		3,567,658

See Notes to Financial Statements

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Perkins Discovery Fund

Schedule of Investments - continuedSeptember 30, 2021 (unaudited)

	Shares	Fair Value
HEALTH CARE SUPPORT – 9.62%
Natera, Inc.*	12,500	$1,393,000
Option Care Health, Inc.*	22,500	545,850
Rockwell Medical, Inc.*	282,500	168,370
		2,107,220

HEALTH CARE TECHNOLOGY – 12.33%
Castlight Health, Inc.*	225,000	353,250
Fortress Biotech, Inc.*	109,000	350,980
IsoRay, Inc.*	247,500	156,148
OptimizeRx Corp.*	17,000	1,454,350
Streamline Health Solutions, Inc.*	220,000	385,000
		2,699,728

INDUSTRIAL – 2.68%
Agrify Corp.*	29,000	537,660
Capstone Green Energy Corp.*	10,000	48,100
		585,760

INFORMATION TECHNOLOGY – 15.18%
Airgain, Inc.*	15,500	195,455
Akoustis Technologies, Inc.*	35,000	339,500
Cantaloupe, Inc.	60,000	646,800
Digi International Inc.*	20,500	430,910
Inuvo Inc.*	666,000	466,133
Perficient, Inc.*	7,100	821,470
Qumu Corp.*	13,500	33,480
Zix Corp.*	55,000	388,850
		3,322,598

SOFTWARE SERVICES – 5.94%
Asure Software, Inc.*	42,000	378,420
CynergisTek, Inc.*	170,000	306,000
ePlus, Inc.*	6,000	615,660
		1,300,080

See Notes to Financial Statements

SEMI-ANNUAL REPORT

Perkins Discovery Fund

Schedule of Investments - continuedSeptember 30, 2021 (unaudited)

	Shares	Fair Value
TOTAL COMMON STOCKS – 94.98%
(Cost: $11,242,843)		$20,791,982

SHORT-TERM INVESTMENTS – 5.31%
Fidelity Investments Money Market Government
Portfolio - Institutional Class 0.01%**	1,162,466	1,162,466
(Cost: $1,162,467)

TOTAL INVESTMENTS – 100.29%
(Cost: $12,405,311)		21,954,448
Liabilities in excess of other assets (0.29%)		(62,636)
NET ASSETS – 100.00%		$21,891,812

*Non-Income producing

**Effective 7 day yield as of September 30, 2021

See Notes to Financial Statements

SEMI-ANNUAL REPORT

Perkins Discovery Fund

Statement of Assets and LiabilitiesSeptember 30, 2021 (unaudited)

ASSETS
Investments at fair value (identified cost of $12,405,311) (Note 1)	$21,954,448
Receivable for capital stock sold	4,066
Other Receivable	6,000
Prepaid expenses	36,935
TOTAL ASSETS	22,001,449

LIABILITIES
Payable for capital stock redeemed	30,086
Accrued advisory fees	20,622
Accrued 12b-1 fees	24,465
Accrued accounting, administration and transfer agent fees	5,625
Accrued professional fees	27,210
Other accrued liabilities	1,629
TOTAL LIABILITIES	109,637
NET ASSETS	$21,891,812

Net Assets Consist of:
Paid-in capital	8,342,255
Distributable earnings	13,549,557
Net Assets	$21,891,812

NET ASSET VALUE PER SHARE
Investor Class Shares:
Net Assets	$21,891,812
Shares Outstanding (unlimited number of shares of beneficial interest authorized without par value)	213,872
Net Asset Value and Offering Price Per Share	$102.36
Redemption Price Per Share*	$101.34

*Redemption Price includes fee of 1% per share on the proceeds redeemed within 45 days of purchase.

See Notes to Financial Statements

SEMI-ANNUAL REPORT

Perkins Discovery Fund

Statement of OperationsSix Months Ended September 30, 2021 (unaudited)

INVESTMENT INCOME
Interest	$69
Total investment income	69

EXPENSES
Investment management fees (Note 2)	111,555
12b-1 fees (Note 2)	27,889
Recordkeeping and administrative services (Note 2)	20,172
Accounting fees (Note 2)	14,483
Custody fees	2,027
Transfer agent fees (Note 2)	16,846
Professional fees	18,105
Filing and registration fees	15,669
Trustee fees	4,504
Compliance fees	3,815
Shareholder reports	8,448
Shareholder servicing	5,808
Insurance	1,387
Other	6,454
Total expenses	257,162
Recovery of previously waived management fees (Note 2)	21,726
Net expenses	278,888
Net investment income (loss)	(278,819)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	706,726
Net increase (decrease) in unrealized appreciation (depreciation) of investments	(1,044,004)
Net realized and unrealized gain (loss) on investments	(337,278)

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(616,097)

Perkins Discovery Fund

Statement of Changes in Net Assets

See Notes to Financial Statements

SEMI-ANNUAL REPORT

	Six months ended September 30, 2021 (unaudited)		Year ended March 31, 2021

Net asset value, beginning of period
Net investment income (loss)	$(278,819)		$(329,550)
Net realized gain (loss) on investments	706,726		3,583,848
Net increase (decrease) in unrealized appreciation (depreciation) of investments	(1,044,004)		7,763,071
Increase (decrease) in net assets from operations	(616,097)		11,017,369

DISTRIBUTIONS TO SHAREHOLDERS
Net realized gain	—		(260,404)
Decrease in net assets from distributions	—		(260,404)

CAPITAL STOCK TRANSACTIONS (NOTE 5)
Shares sold	4,298,619		13,394,296
Distributions reinvested	—		252,219
Shares redeemed	(7,355,090	)(A)	(6,059,221	)(A)
Increase (decrease) in net assets from capital stock transactions	(3,056,471)		7,587,294

NET ASSETS
Increase (decrease) during period	(3,672,568)		18,344,259
Beginning of period	25,564,380		7,220,121
End of period	$21,891,812		$25,564,380

(A) Includes redemption fees of:	$10,700		$19,839

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See Notes to Financial Statements

SEMI-ANNUAL REPORT

Perkins Discovery Fund

Financial Highlights

See Notes to Financial Statements

SEMI-ANNUAL REPORT

Perkins Discovery Fund

Selected Per Share Data Throughout Each Period

	Six months ended September 30, 2021 (unaudited)		Years ended March 31,
			2021		2020		2019		2018	2017
Net asset value, beginning of period	$104.12		$39.34		$57.16		$40.73		$33.39	$27.52
Investment activities
Net investment income (loss)(1)	(1.29)		(1.80)		(1.38)		(1.19)		(0.90)	(0.75)
Net realized and unrealized gain (loss) on investments	(0.52)		67.94		(16.49)		17.72		8.24	6.62
Total from investment activities	(1.81)		66.14		(17.87)		16.53		7.34	5.87
Distributions
Net realized gain	—		(1.47)		—		(0.27)		—	—
Total distributions	—		(1.47)		—		(0.27)		—	—
Paid-in capital from redemption fees	0.05		0.11		0.05		0.17		—	—
Net asset value, end of period	$102.36		$104.12		$39.34		$57.16		$40.73	$33.39
Total Return*	(1.69%)		169.16%		(31.18%)		41.17%		21.98%	21.33%
Ratios/Supplemental Data
Ratio to average net assets
Expenses, gross	2.31%		3.09	%(A)	2.79	%(A)	2.20%		3.38%	3.31%
Expenses, net of waiver or recovery (Note 2)	2.50	%(2)	2.59%		2.61%		2.50	%(2)	2.50%	2.42%
Net investment income (loss)	(2.50%)		(2.54%)		(2.53%)		(2.24%)		(2.41%)	(2.29%)
Portfolio turnover rate*	2.92%		46.80%		0.70%		25.76%		10.43%	17.80%
Net assets, end of period (000’s)	$21,892		$25,564		$7,220		$30,711		$6,750	$6,441

*Total return and portfolio turnover rate are for the period indicated and have not been annualized for periods less than one year.

(1)Per share amounts calculated using the average shares outstanding during the period.

(2)Recovery of previously waived fees increased the expense ratio and decreased the net investment income ratio by 0.19% for the period ended September 30, 2021 and 0.30% for the year ended March 31, 2019.

(A)Ratio of total expenses before management fee waivers, excluding proxy costs, would have been 3.00% for the year ended March 31, 2021 and 2.68% for the year ended March 31, 2020.

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Perkins Discovery Fund

Notes to Financial StatementsSeptember 30, 2021 (unaudited)

NOTE 1 – ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Perkins Discovery Fund (the “Fund”) is a diversified series of the World Funds Trust (“WFT”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management company. WFT was organized as a Delaware statutory trust on April 9, 2007. The Fund was established on April 9, 1998 as a series of Professionally Managed Portfolios. On October 26, 2012, the Fund reorganized as a separate series of WFT.

The Fund’s objective is to seek long-term capital appreciation.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

Security Valuation

The Fund’s securities are valued at current market prices. Investments in securities traded on national securities exchanges are valued at the last reported sale price. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on a given date are valued at the last reported bid price. Securities included in the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Debt securities are valued by appraising them at prices supplied by a pricing agent approved by the Trust, which prices may reflect broker-dealer supplied valuations and electronic data processing techniques. Short-term debt securities (less than 60 days to maturity) are valued at their fair value using amortized cost. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by WFT’s Board of Trustees (the “Board”). Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the New York Stock Exchange (“NYSE”). The value of these securities used in computing the net asset value (“NAV”) is determined as of such times.

The Fund has a policy that contemplates the use of fair value pricing to determine the NAV per share of the Fund when market prices are unavailable as well as under special circumstances, such as: (i) if the primary market for a portfolio security suspends or limits trading or price movements of the security;

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Perkins Discovery Fund

Notes to Financial Statements - continuedSeptember 30, 2021 (unaudited)

and (ii) when an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the security. Since most of the Fund’s investments are traded on U.S. securities exchanges, it is anticipated that the use of fair value pricing will be limited.

When the Fund uses fair value pricing to determine the NAV per share of the Fund, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes accurately reflects fair value. Any method used will be approved by the Board and results will be monitored to evaluate accuracy. The Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing.

The Fund has adopted fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs used to develop the measurements of fair value. These inputs are summarized in the three broad levels listed below.

Various inputs are used in determining the value of a Fund’s investments. GAAP established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2021:

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$20,791,982	$—	$—	$20,791,982
Short-Term Investments	1,162,466	—	—	1,162,466
	$21,954,448	$—	$—	$21,954,448

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Perkins Discovery Fund

Notes to Financial Statements - continuedSeptember 30, 2021 (unaudited)

Refer to the Fund’s Schedule of Investments for a listing of the securities by type and industry.

There were no transfers into or out of any levels during the six months ended September 30, 2021. The Fund recognizes transfers between fair value hierarchy levels at the end of the reporting period. The Fund held no Level 3 securities at any time during the six months ended September 30, 2021.

Security Transactions and Income

Security transactions are accounted for on the trade date. The cost of securities sold is determined generally on specific identification basis. Realized gains and losses from security transactions are determined on the basis of identified cost for book and tax purposes. Dividends are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

Cash and Cash Equivalents

Cash and cash equivalents consist of overnight deposits with the custodian bank which earn interest at the current market rate.

Accounting Estimates

In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise provision is required.

Management has reviewed the Fund’s tax positions for each of the open tax years (2019-2021) or expected to be taken in the Fund’s 2022 tax returns and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the Fund’s tax returns. The Fund has

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Perkins Discovery Fund

Notes to Financial Statements - continuedSeptember 30, 2021 (unaudited)

no examinations in progress and management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change.

Reclassification of Capital Accounts

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. For the six months ended September 30, 2021, there were no such reclassifications.

NOTE 2 –INVESTMENT ADVISORY AND DISTRIBUTION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement (“Agreement”), the Fund’s investment advisor, Perkins Capital Management, Inc. (“Perkins”), provides investment services for an annual fee of 1.00% of average daily net assets of the Fund.

For the six months ended September 30, 2021, Perkins earned $111,555 in investment management fees.

Perkins has contractually agreed to reduce its fees and/or reimburse Fund expenses (excluding interest, expenses incurred under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, taxes, acquired fund fees and expenses, brokerage commissions, dividend expenses on short sales, other expenditures which are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements for shares of the Fund to 2.25% of the Fund’s average net assets (the “Expense Cap”). The Expense Cap will remain in effect until at least July 31, 2022. The Trust and Perkins may terminate this agreement prior to July 31, 2022 only by mutual written consent. Each waiver or reimbursement of an expense by Perkins is subject to repayment by the Fund within three years following the date such waiver and/or reimbursement was made, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped. For the six months ended September 30, 2021, Perkins recouped $21,726 of previously waived investment management fees.

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Perkins Discovery Fund

Notes to Financial Statements - continuedSeptember 30, 2021 (unaudited)

The total amount of recoverable reimbursements for the Fund as of September 30, 2021, and expiration dates, was as follows:

Recoverable Reimbursements and Expiration Dates
2023	2024	2025	Total
$11,332	$65,246	$ —	$76,578

The Fund has adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Fund compensates the distributor of the Trust for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Fund’s shares (this compensation is commonly referred to as “12b-1 fees”). The Distribution Plan provides that the Fund will pay the annual rate of up to 0.25% of the average daily net assets of the Fund’s shares for activities primarily intended to result in the sale of those shares.

The Fund has adopted a shareholder service plan. Under a shareholder services plan, the Fund may pay an authorized firm up to 0.25% on an annualized basis of average daily net assets attributable to its customers who are shareholders. For this fee, the authorized firms may provide a variety of services, including but not limited to: (i) arranging for bank wires; (ii) responding to inquiries from shareholders concerning their investment in the Fund; (iii) assisting shareholders in changing dividend options, account designations and addresses; (iv) providing information periodically to shareholders showing their position in the Fund; (v) forwarding shareholder communications from the Fund such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to shareholders; (vi) processing purchase, exchange and redemption requests from shareholders and placing orders with the Fund or its service providers; (vii) providing sub-accounting with respect to shares beneficially owned by shareholders; and (viii) processing dividend payments from the Fund on behalf of shareholders.

For the six months ended September 30, 2021, the following expenses were incurred:

Type of Plan	Fees Incurred
12b-1	$27,889
Shareholder Services	5,808

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Perkins Discovery Fund

Notes to Financial Statements - continuedSeptember 30, 2021 (unaudited)

Commonwealth Fund Services, Inc. (“CFS”) acts as the Fund’s administrator, transfer and dividend disbursing agent and accounting agent. As administrator, CFS provides shareholder, recordkeeping, administrative and blue-sky filing services. For the six months ended September 30, 2021, the following fees were paid by the Fund to CFS:

Record Keeping & Administration	Transfer Agent	Accounting Agent
$17,548	$9,041	$11,371

Certain officers of the Trust are also officers and/or directors of CFS. Additionally, Practus LLP, serves as legal counsel to the Trust. John H. Lively, Secretary of the Trust, is Managing Partner of Practus LLP. Tina H. Bloom is Assistant Secretary of the Trust and Partner of Practus LLP. Officers and/or directors of CFS, Mr. Lively and Ms. Bloom receive no special compensation from the Trust or the Fund for serving as officers of the Trust.

NOTE 3 – INVESTMENTS

The costs of purchases and proceeds from the sales of securities other than short-term notes for the six months ended September 30, 2021 were as follows:

Purchases	Sales
$623,208	$1,647,661

NOTE 4 –DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The tax character of distributions during the six months ended September 30, 2021 and year ended March 31, 2021 were as follows:

SEMI-ANNUAL REPORT

Perkins Discovery Fund

Notes to Financial Statements - continuedSeptember 30, 2021 (unaudited)

	Six months ended September 30, 2021 (unaudited)	Year ended March 31, 2021
Distributions paid from:
Realized gains	$—	$260,404

As of September 30, 2021, the components of distributable earnings (deficit) on a tax basis were as follows:

Accumulated undistributed net investment income (loss)	$(278,819)
Accumulated net realized gain (loss) on investments	4,279,238
Net unrealized appreciation (depreciation) on investments	9,549,138
$13,549,557

Under the Regulated Investment Company Modernization Act of 2010 (“2010 Act”), net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Under the laws in effect prior to the 2010 Act, pre-enactment net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the 2010 Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

Cost of securities for Federal Income tax purpose and the related tax-based net unrealized appreciation (depreciation) consists of:

Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Total Unrealized Appreciation (Depreciation)
$12,405,310	$10,922,818	$(1,373,680)	$9,549,138

NOTE 5 – TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

Shares of beneficial interest transactions for the Fund were:

	Six months ended September 30, 2021 (unaudited)	Year ended March 31, 2021
Shares sold	41,770	134,968
Shares reinvested	—	2,918
Shares redeemed	(73,429)	(75,893)
Net increase (decrease)	(31,659)	61,993

SEMI-ANNUAL REPORT

Perkins Discovery Fund

Notes to Financial Statements - continuedSeptember 30, 2021 (unaudited)

NOTE 6 – RECENT MARKET EVENTS

In early 2020, an outbreak of the novel strain of coronavirus (“COVID-19”) emerged globally. As a result, there have been mandates from federal, state and local authorities resulting in an overall decline in economic activity. The ultimate impact of COVID-19 on the financial performance of the Fund’s investments is not reasonably estimable at this time.

NOTE 7 – SUBSEQUENT EVENTS

Effective December 1, 2021, the Fund’s Distributor is Foreside Fund Services, LLC.

Management has evaluated all transactions and events subsequent to the date of the statement of assets and liabilities through the date on which these financial statements were issued. Except as already included in the notes to these financial statements, no additional items require disclosure.

SEMI-ANNUAL REPORT

World Funds Trust (the “Trust”)

Supplemental Information

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-673-0550 or on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available on or through the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-PORT”. These filings are available, without charge and upon request, by calling 1-800-673-0550 or on the SEC’s website at www.sec.gov.

Investment Advisory Agreement Renewal

At a meeting held on August 24, 2021 (the “Meeting”), the Board of Trustees (the “Board”) of the World Funds Trust (the “Trust”) considered the approval of the continuation of the Investment Advisory Agreement (the “Perkins Advisory Agreement”) between the Trust and Perkins Capital Management, LLC (“Perkins”) on behalf of the Perkins Discovery Fund. The Board reflected on its discussions regarding the Perkins Advisory Agreement and the manner in which the Perkins Discovery Fund was managed with representatives from Perkins at the Meeting.

At the Meeting, the Board reviewed among other things, a memorandum from the Trust’s legal counsel (“Counsel”) that summarized the fiduciary duties and responsibilities of the Trustees regarding the renewal of the Perkins Advisory Agreement, a letter from Counsel to Perkins and Perkins’ responses to that letter, Perkins’ financial information, a fee comparison analysis for the Perkins Discovery Fund and comparable mutual funds, and the Perkins Advisory Agreement. The Trustees reviewed the types of information and factors that should be considered by the Board in order to make an informed decision regarding the approval of the Perkins Advisory Agreement, including the following material factors: (i) the nature, extent, and quality of the services provided by Perkins; (ii) the investment performance of the Perkins Discovery Fund; (iii) the costs of the services provided and profits realized by Perkins from the relationship with the Perkins Discovery Fund; (iv) the extent to which economies of scale would be realized if the Perkins Discovery Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Perkins Discovery Fund’s investors; and (v) Perkins’ practices regarding possible conflicts of interest.

SEMI-ANNUAL REPORT

World Funds Trust (the “Trust”)

Supplemental Information - continued

In assessing these factors and reaching its decisions, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings, as well as information specifically prepared and/or presented in connection with the annual renewal process, including information presented to the Board in Perkins’ presentation earlier in the Meeting. The Board requested and was provided with information and reports relevant to the annual renewal of the Perkins Advisory Agreement, including: (i) reports regarding the services and support provided to the Perkins Discovery Fund and its shareholders by Perkins; (ii) quarterly assessments of the investment performance of the Perkins Discovery Fund by personnel of Perkins; (iii) commentary on the reasons for the performance; (iv) presentations by Perkins on its investment philosophy, investment strategy, personnel and operations; (v) compliance and audit reports concerning the Perkins Discovery Fund and Perkins; (vi) disclosure information contained in the registration statement of the Trust and the Form ADV of Perkins; and (vii) the memorandum from Counsel, that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Perkins Advisory Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board in order to make an informed decision.

The Board also requested and received various informational materials including, without limitation: (i) documents containing information about Perkins, including financial information, a description of its personnel and the services provided to the Perkins Discovery Fund, information on investment advice, performance, summaries of Perkins Discovery Fund expenses, its compliance program, current legal matters (if any), and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the Perkins Discovery Fund; (iii) the anticipated effect of size on the Perkins Discovery Fund’s performance and expenses; and (iv) benefits to be realized by Perkins from its relationship with the Perkins Discovery Fund.

The Board did not identify any particular information that was most relevant to its consideration to approve the Perkins Advisory Agreement and each Trustee may have afforded different weight to the various factors. The Trustees considered numerous factors, including:

1.Nature, Extent, and Quality of the Services Provided by Perkins.

In considering the nature, extent, and quality of the services to be provided by Perkins, the Trustees reviewed the responsibilities of Perkins under the Perkins Advisory Agreement. The Trustees reviewed the services provided by Perkins to the Perkins Discovery Fund, including, without limitation: the quality

SEMI-ANNUAL REPORT

World Funds Trust (the “Trust”)

Supplemental Information - continued

of its investment advisory services (including research and recommendations with respect to portfolio securities); its process for formulating investment recommendations and assuring compliance with the Perkins Discovery Fund’s investment objective, strategies, and limitations, as well as for ensuring compliance with regulatory requirements; its coordination of services for the Perkins Discovery Fund among the Fund’s service providers; and its efforts to promote the Perkins Discovery Fund and grow its assets. The Trustees evaluated Perkins’ personnel, focusing on the education and experience of its compliance and portfolio management personnel. The Trustees noted that Mr. Daniel S. Perkins has been a co-portfolio manager to the Perkins Discovery Fund since its inception 1998 and was a co-founder of Perkins in 1984. They also noted that Mr. Richard C. Perkins has been actively involved in the investment research process at Perkins for many years and was named a portfolio manager for the Perkins Discovery Fund in 2018. The Trustees considered Mr. Richard C. Perkins’ tenure with Perkins, noting that he joined the firm in 1990. The Trustees considered Perkins’ decision to extend the expense limitation agreement in place for the Perkins Discovery Fund through at least July 31, 2022 and the benefits shareholders should receive from such agreement. The Trustees reflected on their meetings throughout the year with the representatives from Perkins. The Trustees considered information from Perkins relating to the specific skill set of the portfolio managers implementing the Perkins Discovery Fund’s investment strategy. After reviewing the foregoing information and further information in the materials provided by Perkins (including its Form ADV), the Board concluded that, in light of all the facts and circumstances, the nature, extent, and quality of the services provided by Perkins was satisfactory and adequate for the Perkins Discovery Fund.

2.Investment Performance of the Perkins Discovery Fund and Perkins.

In considering the investment performance of the Perkins Discovery Fund and Perkins, the Trustees compared the short- and long-term performance of the Perkins Discovery Fund with several relevant indices and to funds with similar objectives managed by other investment advisers, as well as with aggregated peer group data selected by Broadridge using data from Morningstar, Inc. The Trustees noted that the Perkins Discovery Fund’s peer group was derived by Broadridge by screening funds in Morningstar’s small growth and health categories for funds that have a small/micro-cap focus (“Custom Category”), which resulted in a peer group of 16 funds for the one-year period ended June 30, 2021, none of which were healthcare funds (“Peer Group”). The Trustees considered that the Perkins Discovery Fund ranked in the top decile relative to its Peer Group and Custom Category for the one-, three-, and five-year periods

SEMI-ANNUAL REPORT

World Funds Trust (the “Trust”)

Supplemental Information - continued

ended June 30, 2021, and in the second quartile for the ten-year period ended June 30, 2021. The Trustees reviewed comparative performance data for the Perkins Discovery Fund versus the Wilshire U.S. MicroCap Index, noting that though the Fund underperformed the Index for the year-to-date period ended June 30, 2021, it outperformed for the one-year, three-year, five-year, ten-year, fifteen-year and since inception periods ended June 30, 2021. The Trustees also discussed comparative performance data on separate accounts managed by Perkins, noting that this data was not particularly relevant because many of these accounts were invested in larger capitalization companies. The Trustees considered both the short- and long-term performance record of the Perkins Discovery Fund, the experience of the portfolio management team and the volatile nature of funds that focus their investments in a concentrated portfolio of small- and micro-cap companies. After discussing the investment performance of the Perkins Discovery Fund further, Perkins’ experience managing the Perkins Discovery Fund, and other relevant factors, the Board concluded, in light of all the facts and circumstances, that the investment performance of the Perkins Discovery Fund and Perkins was satisfactory.

3.Costs of the Services Provided and Profits Realized by Perkins.

In considering the costs of the services provided and profits realized by Perkins from the relationship with the Perkins Discovery Fund, the Trustees considered: Perkins’ financial condition and the level of commitment to the Perkins Discovery Fund by the principals of Perkins; the asset level of the Perkins Discovery Fund; the overall expenses of the Perkins Discovery Fund; and the nature and frequency of projected advisory fee payments. The Trustees reviewed information provided by Perkins regarding its profits associated with managing the Perkins Discovery Fund. It was noted that the Perkins Discovery Fund was estimated to be profitable to Perkins for the 12 months ended June 30, 2021. The Trustees compared the fees and expenses of the Perkins Discovery Fund (including the advisory fee) to its Peer Group noting that the Perkins Discovery Fund’s overall net expense ratio was in the bottom quartile (i.e., it was among the highest fees). However, the Trustees noted that the Perkins Discovery Fund’s advisory fee was within the range of advisory fees charged by its Peer Group. The Trustees also recognized that Perkins has agreed to continue its expense limitation agreement for the Perkins Discovery Fund through at least July 31, 2022, which reduces the overall fees paid by shareholders. Based on the foregoing, the Board concluded that the fees paid to Perkins by the Perkins Discovery Fund and the estimated profits realized by Perkins, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by Perkins.

SEMI-ANNUAL REPORT

World Funds Trust (the “Trust”)

Supplemental Information - continued

4.Economies of Scale.

The Board next considered the impact of economies of scale on the size of the Perkins Discovery Fund and whether advisory fee levels reflect those economies of scale for the benefit of the Perkins Discovery Fund’s shareholders. The Trustees considered that while the advisory fee will remain the same at all asset levels, the Perkins Discovery Fund’s shareholders had experienced benefits as a result of the Perkins Discovery Fund’s expense limitation arrangement. The Trustees noted that the Perkins Discovery Fund’s shareholders will continue to experience benefits from the expense limitation arrangement through at least July 31, 2022 if the Perkins Discovery Fund’s expenses increase above the agreed upon cap. The Trustees also noted Perkins’ intention to close the Perkins Discovery Fund to new investors when its total assets reach $100 million, with total assets at approximately $22 million at June 30, 2021, which would limit the benefit of any breakpoints in Perkins fee schedule. They noted that the Perkins Discovery Fund’s assets have fluctuated but have not reached a point where Perkins would consider closing the Perkins Discovery Fund to new investors. The Trustees considered that the Perkins Discovery Fund’s shareholders may benefit from economies of scale under the Fund’s agreements with service providers other than Perkins, if the Perkins Discovery Fund’s assets grow to a level where breakpoints are applicable. The Trustees noted that at the current asset levels the Perkins Discovery Fund’s shareholders would not realize any economies of scale, that the expense limitation agreement has reduced expenses, and that Perkins had agreed to extend the expense limitation arrangement in place through at least July 31, 2022. In light of its ongoing consideration of the Perkins Discovery Fund’s asset levels, expectations for growth in the Perkins Discovery Fund, and fee levels, the Board determined that the Perkins Discovery Fund’s fee arrangements, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by Perkins.

5.Practices Regarding Possible Conflicts of Interest and Benefits to Perkins.

In considering Perkins practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Perkins Discovery Fund; the basis of decisions to buy or sell securities for the Perkins Discovery Fund; and the substance and administration of Perkins’ code of ethics. The Trustees also considered disclosure in the registration statement of the Trust related to Perkins’ potential conflicts of interest. The Trustees considered that Perkins intends to continue to utilize soft dollars through Perkins Discovery Fund transactions, and Perkins will continue to benefit from the publicity of managing

SEMI-ANNUAL REPORT

World Funds Trust (the “Trust”)

Supplemental Information - continued

a public fund. The Trustees also considered Perkins may benefit by using the Perkins Discovery Fund as an investment option for some of its smaller client accounts. Based on the foregoing, the Board determined that Perkins’ standards and practices relating to the identification and mitigation of possible conflicts of interest, as well as the benefits derived by Perkins from managing the Perkins Discovery Fund, were satisfactory.

After additional consideration of the factors delineated in the memorandum provided by Counsel and further discussion and careful review by the Board, the Board determined that the compensation payable under the Perkins Advisory Agreement was fair, reasonable and within a range of what could have been negotiated at arms-length in light of all the surrounding circumstances, and the Perkins Advisory Agreement was approved for an additional one-year term.

SEMI-ANNUAL REPORT

Perkins Discovery Fund

Fund Expenses (unaudited)

Fund Expenses Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period, April 1, 2021 and held for the six months ended September 30, 2021.

Actual Expenses Example

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

SEMI-ANNUAL REPORT

Perkins Discovery Fund

Fund Expenses (unaudited) - continued

	Beginning Account Value 4/1/21	Ending Account Value 9/30/21	Annualized Expense Ratio	Expenses Paid During Period Ended* 9/30/21
Actual	$1,000.00	$983.10	2.50%	$12.43
Hypothetical**	$1,000.00	$1,012.50	2.50%	$12.61

*Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by 183 days in the most recent fiscal half year divided by 365 days in the current year.

**5% return before expenses

SEMI-ANNUAL REPORT

Perkins Discovery Fund

Privacy Notice

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

•Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

•Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any non-public personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to their service providers (such as the Fund’s custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

The Fund’s Privacy Notice is not part of this semi-annual report.

Investment Adviser:

Perkins Capital Management, Inc.
730 East Lake Street
Wayzata, MN 55391-1769

Distributor:

First Dominion Capital Corp.
8730 Stony Point Parkway, Suite 205
Richmond, VA 23235

Independent Registered Public Accounting Firm:

Tait, Weller and Baker, LLP
Two Liberty Place
50 S 16th St, Suite 2900
Philadelphia, PA 19102-2529

Transfer Agent, Fund Accounting and Fund Administration:

Commonwealth Fund Services, Inc.
8730 Stony Point Parkway, Suite 205
Richmond, VA 23235

Legal Counsel:

Practus LLP
11300 Tomahawk Creek Parkway, Suite 310
Leawood, KS 66211

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule filed under Item 1 of the Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a- 15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a)(1) Code of ethics

Not applicable when filing a semi-annual report to shareholders.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable. There were no solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by this report by or on behalf of the registrant.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: World Funds Trust

By (Signature and Title)*:	/s/ Karen Shupe
Karen Shupe
Principal Executive Officer
Date: December 7, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*:	/s/ Karen Shupe
Karen Shupe
Principal Executive Officer
Date: December 7, 2021

By (Signature and Title)*:	/s/ Ann MacDonald
Ann MacDonald
Principal Financial Officer
Date: December 7, 2021

* Print the name and title of each signing officer under his or her signature.